    As filed with the Securities and Exchange Commission on October 17, 1996

                                                Registration No. 333-________
=============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                        LA JOLLA PHARMACEUTICAL COMPANY
------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


             DELAWARE                                     33-0361285
  -------------------------------                     -------------------
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                     Identification No.)


                             ----------------------

                             6455 NANCY RIDGE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 452-6600
              (Address, including zip code, and telephone number,
       including area code, of Registrant's Principal Executive Offices)

                             ----------------------

                           1994 STOCK INCENTIVE PLAN
                             (Full Title of Plan)

                             ----------------------

                                STEVEN B. ENGLE
                            CHIEF EXECUTIVE OFFICER
                        LA JOLLA PHARMACEUTICAL COMPANY
                             6455 NANCY RIDGE DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 452-6600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                              PROPOSED           PROPOSED
                                                               MAXIMUM            MAXIMUM
                                            AMOUNT            OFFERING           AGGREGATE        AMOUNT OF
         TITLE OF SECURITIES                TO BE             PRICE PER          OFFERING        REGISTRATION
           TO BE REGISTERED               REGISTERED          SHARE(1)           PRICE(1)            FEE
--------------------------------------------------------------------------------------------------------------
  COMMON STOCK, $.01 PAR VALUE          500,000 SHARES          $4.50           $2,250,000         $681.82
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(h) and 457(c) and based on the high and low prices of the Common Stock of La Jolla Pharmaceutical Company as reported on October 14, 1996 on the NASDAQ National Market System.

=============================================================================

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by La Jolla Pharmaceutical Company, a Delaware corporation (the "Company") relating to an additional 500,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), issuable under the Company's 1994 Stock Incentive Plan (the "Plan"), and consists of only those items required by General Instruction E to Form S-8.


            INCORPORATION OF PREVIOUSLY FILED REGISTRATION STATEMENT

         The contents of the Registration Statement on Form S-8, Registration No. 33-82664, previously filed by the Company with the Securities and Exchange Commission on August 11, 1994, are incorporated herein by reference and made a part hereof.


ITEM 8.  EXHIBITS.


4.1      Restated Certificate of Incorporation of the Company (filed as
         Exhibit 3.3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference)

4.2 Bylaws for the Regulation of the Company (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 33-76480), and incorporated herein by reference)

5 Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the securities being registered

23.1     Consent of Ernst & Young LLP, independent auditors

23.2     Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5 hereto)

24       Power of Attorney (contained on signature page hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for a filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on September 30, 1996.


                                             LA JOLLA PHARMACEUTICAL COMPANY


                                             By:  /s/ STEVEN B. ENGLE
                                             --------------------------------
                                                      Steven B. Engle
                                                      President and Chief
                                                      Executive Officer


                               POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints STEVEN B. ENGLE and WOOD C. ERWIN his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.


           Signature                                           Title                               Date
           ---------                                           -----                               ----

/s/  STEVEN B. ENGLE                            President, Chief Executive Officer           September 30, 1996
---------------------------------                 (Principal Executive Officer)
     Steven B. Engle                                      and Director


/s/  WOOD C. ERWIN                          Vice President-Finance, Secretary and Chief      September 30, 1996
---------------------------------             Financial Officer (Principal Financial
     Wood C. Erwin                                    and Accounting Officer)


/s/  JOSEPH STEMLER                                    Chairman of the Board                 September 30, 1996
---------------------------------
     Joseph Stemler


/s/  THOMAS H. ADAMS                                         Director                        September 30, 1996
---------------------------------
     Thomas H. Adams, Ph.D.


/s/  WILLIAM E. ENGBERS                                      Director                        September 30, 1996
---------------------------------
     William E. Engbers


/s/  ROBERT A. FILDES                                        Director                        September 30, 1996
---------------------------------
     Robert A. Fildes, Ph.D.


/s/  W. LEIGH THOMPSON, M.D.                                 Director                        September 30, 1996
---------------------------------
 W. Leigh Thompson, M.D., Ph.D.

                                 EXHIBIT INDEX

 Exhibit No.       Description
 -----------       -----------
    4.1*           Restated Certificate of Incorporation of the Company

    4.2*           Bylaws for the Regulations of the Company

    5              Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the securities being registered

    23.1           Consent of Ernst & Young LLP, independent auditors

    23.2           Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5 hereto)

    24             Power of Attorney (contained on signature page hereof)

----------------
*  Incorporated herein by reference.  See sequentially numbered page 2.




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